Exhibit 99.3

Investment Portfolio As of December 31, 2008 January 20, 2009

Investment Portfolio MARKET EVENTS (1) At 12/31/08: After-Tax Unrealized market-to-market (MTM) Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($4,057)M, after-tax unrealized loss on securities held to maturity of ($869)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,390)M.

Asset-backed securities (ABS) Mortgage-backed securities Commercial mortgage-backed securities (CMBS)   $25 billion   $43 billion  $10 billion  Corporate bonds Municipals  Treasuries Agency debentures Agency mortgages Small Business Administration loans OECD Governments   Investment Portfolio  Government / Agency  Structured Securities  Unsecured Credit  Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.  OECD=Organization for Economic Co-operation and development  ASSETS: INVESTMENT PORTFOLIO (PERIOD END 12/31/08)  $26 billion

Assets selected using rigorous credit process All (9,000+) securities are current as to principal and interest at 12/31/08 Diversified by asset class and geography Body: 89.3% AAA / AA rated at 12/31/08 Constructed to perform well through periods of economic weakness Unrealized after-tax AFS & HTM MTM = $(6.3)B(1) at 12/31/08   INVESTMENT PORTFOLIO DETAIL (PERIOD END 12/31/08) Title: Investment Portfolio  (1) At 12/31/08: After-Tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($4,057)M, after-tax unrealized loss on securities held to maturity of ($869)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,390)M.  Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred. $ in billions AAA AA A BBB BB< NR Total 12/31/04 $35.2 $0.7 $1.2 $0.1 - $0.5 $37.7  93.4% 1.9% 3.3% 0.3% - 1.1% 100.0% 12/31/07 $67.0 $4.9 $2.2 $0.8 - $0.8 $75.7  88.5% 6.5% 2.9% 1.1% - 1.0% 100.0% 12/31/08 $61.6 $8.8 $3.9 $2.9 $0.8 $0.8 $78.8  78.2% 11.1% 4.9% 3.7% 1.1% 1.0% 100.0%

Investment Portfolio   (1) Securities added to negative credit watch within the respective quarter, excluding downgrades. (2) Event occurred in respective quarter. (3) At 12/3108: After-Tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($4,057)M, after-tax unrealized loss on securities held to maturity of ($869)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,390)M.  INVESTMENT PORTFOLIO (AT PERIOD END)  Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.  Q3 ‘07 Q4 ‘07 Q1 ‘08 Q2 ‘08 Q3 ‘08 Q4 ‘08 Q4 ‘08 Asset Value Size of portfolio $77.9B $75.7B $75.4B $75.0B $78.0B $78.8B — Ratings 89.3% AAA 5.6% AA 88.5% AAA 6.5% AA 86.7% AAA 7.6% AA 84.4% AAA 8.7% AA 84.4% AAA 8.7% AA 78.2% AAA 11.1% AA — Unrealized after-tax MTM gain/(loss) $(513)M $(684)M $(1,940)M $(2,012)M $(3,282)M $(6,316)M(3) — Credit watch1 1 375 558 43 789 62 $866M Credit watch ex Munis1 1 13 7 43 32 21 $507M Downgrades2 16 9 442 632 49 935 $6,630M Downgrades ex Munis2 5 8 15 29 36 164 $5,004M Defaults2 0 0 0 0 0 0 $0

Investment Portfolio  HOLDINGS BY ASSET CLASS (PERIOD END 12/31/08)  (1) At 12/31/08: After-Tax Unrealized MTM Gain/(Loss) includes after-tax unrealized loss on securities available for sale of ($4,057)M, after-tax unrealized loss on securities held to maturity of ($869)M and after-tax unrealized loss remaining on securities transferred from available for sale to held to maturity of ($1,390)M.  Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.   Ratings      Book Value  ($B) Book Value (% Total) Unrealized After-tax  MTM Gain/(Loss) ($M)  Investment AAA AA A BBB BB < NR    # CUSIPS Government/Agency securities 100% — — — — — 14.3 18.1 24 527 Asset-backed securities 79% 11% 4% 5% 1% — 29.5 37.4 (3,989) 959 Mortgage-backed securities 88% 4% 4% 1% 3% — 21.0 26.7 (1,462) 1,908 Commercial mortgage-backed securities 99% 1% — — — — 4.2 5.3 (501) 144 Corporate bonds 7% 8% 54% 30% 1% — 2.6 3.3 (63) 201 Municipal bonds 10% 54% 21% 13% — 2% 2.5 3.2 42 5,260 Clipper tax-exempt bonds/other 19% 64% 0% 1% — 16% 4.7 6.0 (367) 540 TOTAL PORTFOLIO 78.2% 11.1% 4.9% 3.7% 1.1% 1.0% 78.8 100.0 (6,316)(1) 9,539

Investment Portfolio  ASSET-BACKED SECURITIES HOLDINGS (PERIOD END 12/31/08)  Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.  Consistent with our previously disclosed valuation methodology, State Street utilizes a variety of sources of information in determining fair values.  During the fourth quarter, the FFELP government guaranteed student loan price source changed to model pricing due to lack of market transactions.  Ratings      Book Value  ($B) Book Value (% Total) Unrealized After-tax  MTM Gain/(Loss) ($M)  Investment AAA AA A BBB BB < NR    # CUSIPS Student Loans 90% 9% 1% — — — 9.8 33.2 (1,179) 170 Credit Cards 89% 2% 5% 4% — — 4.8 16.3 (614) 130 Auto/Equipment 74% 10% 7% 9% — — 1.3 4.4 (48) 81 Foreign RMBS 95% 3% 2% — — — 5.5 18.6 (513) 95 CLOs 88% 2% 7% 3% — — 1.4 4.8 (226) 38 Sub-Prime 38% 32% 10% 17% 3% — 5.8 19.7 (1,210) 377 HELOC 0% 15% 0% 78% 7% — 0.3 1.0 (87) 16 Other 84% 12% 3% 1% 0% 0% 0.6 2.0 (112) 52 TOTAL ABS 79.0% 11.2% 3.9% 5.2% 0.7% 0.0% 29.5 100.0 (3,989) 959

Investment Portfolio  ASSET- BACKED SECURITIES COLLATERALIZED BY SUB-PRIME FIRST-LIEN MORTGAGES (AT PERIOD END)    (1) Securities added to negative credit watch within the respective quarter, excluding downgrades. (2) Event occurred in respective quarter.  Portfolio amounts are expressed at Book Value; Book Value includes the amortized cost of the transferred securities at the time they were transferred.  Q3 ’07  Q4 ’07 Q1 ’08 Q2’08 Q3’08 Q4’08 Q4 ‘08 Asset Value Size of portfolio $6.6B $6.2B  $5.9B $5.7B $5.5B $5.8B — Ratings 73% AAA 27% AA 71% AAA 29% AA  70% AAA 30% AA 62% AAA 38% AA 57% AAA 34% AA, 5% A 3% BBB, 1% BB 38% AAA 32% AA, 10% A 17% BBB, 3% BB<  Credit enhancement 37.6% 39.8%  41.4% 42.6% 44.5% 42.7% — Unrealized MTMafter-tax gain/(loss) $(149)M $(314)M  $(574)M $(592)M $(801)M $(1,210)M — Credit watch1 0 3  0 3 12 3 $4.1M Downgrades2 0 0  3 12 19 75 $2,085M Defaults 0 0  0 0 0 0 $0

STATE STREET

Investment Portfolio

STRESS COVERAGE: ASSET-BACKED SECURITIES PORTFOLIO (PERIOD END 12/31/08)

Govt. student loans: $9.0B	HCL: < 0.1% Avg. CE: >100% - 98% govt. guarantee + 5.5% CE	SFL: 12% - Historic default rate before government guarantees with 0% recoveries With >100% credit enhancement, no risk of loss
Private student loans: $0.8B	HCL: 1.7% - With insurance Avg. CE: 12.9%	SFL: 8.3% - Assumes no insurance; industry/rating agency assumption Coverage 1.6x
Credit cards: $4.8B	HCL: 6.4% = wgtd. avg. charge-offs Avg. CE: 18.7%	SFL: 10% - Industry projected peak charge-offs Coverage: 1.9x
Auto/equipment: $1.3B	HCL: 0.9% - Excluding wrapped deals Avg. CE: 15.8% - Excluding wrapped deals	SFL: 2.5% - Using worst vintage in 10 years (2001) blended by portfolio weighting, excluding wrapped deals Coverage: 6.4x
Foreign RMBS: $5.5B	HCL: < 0.1% Avg. CE: 11.1%	SFL: 2.2% - 2 times worst historic loss experience- UK 1989 Coverage: 5.1x
CLO/CREs: $1.4B	HCL: < 1.0% Avg. CE: 26.2%	SFL: 4.5% - Double the average historic loan default rate of 3.5% with only half the long-term recovery rate of 70% Coverage: 5.8x
Sub-Prime: $5.8B	HCL: 4.83% Avg. CE: 42.70% - AAA 46.6%, AA 49.1%	SFL: 21.40% - Roll rate analysis average across all vintages Coverage 2.0X
HELOC: $0.3B	HCL: 0% - With insurance Avg. CE: 2.7% overcollateralization plus monoline insurance	SFL: If all monoline wrappers except FSA fail and defaults stay elevated in perpetuity, and we have 0% recoveries, after tax loss is $(25)M

HCL = historic cumulative loss; Avg. CE = average credit enhancement; CRE= Commercial Real Estate; SFL = STT's stressed future losses; Coverage = Avg. CE/SFL

See Appendix for additional information

9

Investment Portfolio  MORTGAGE-BACKED SECURITIES HOLDINGS (PERIOD END 12/31/08)  Ratings      Book Value  ($B) Book Value (% Total) Unrealized After-tax  MTM Gain/(Loss) ($M)  Investment AAA AA A BBB BB < NR    # CUSIPS Agency MBS 100% 0% 0% 0% 0% 0% 11.6 46.0 24 1,530 Non-Agency MBS 75% 9% 8% 2% 6% 0% 9.4 37.3 (1,486) 378 CMBS 99% 1% 0% 0% 0% 0% 4.2 16.7 (501) 144 TOTAL MBS 90.4% 3.3% 3.1% 0.9% 2.3% 0.0% 25.2 100.0 (1,963) 2,052

Investment Portfolio  STRESS COVERAGE: MORTGAGE-BACKED SECURITIES PORTFOLIO (PERIOD END 12/31/08)  HCL = historic cumulative loss; Avg. CE = average credit enhancement; SFL = STT’s stressed future losses; Coverage = CE/SFL  See Appendix for additional information Agency MBS: $11.6B 100% AAA-backed primarily by Fannie Mae, Freddie Mac & Ginnie Mae Securities No losses expected Non-Agency Prime MBS: $7.7B      HCL: 0.4% Avg. CE: 9.1% SFL: 3.2% - Roll rate analysis Coverage: 2.9X Alt-A: $1.7B HCL: 0.6% Avg. CE: 11.1% SFL: 5.8% - Roll rate analysis Coverage: 1.9X CMBS: $4.2B HCL: 0.2% Avg. CE: 24.4% SFL: 9% - Highest historic cumulative loss for any single CMBS deal Coverage: 2.7X

Investment Portfolio Philosophy: Assets are purchased based on an independent assessment of their underlying credit quality, not based on the insurance “wrap” provided  As a result, our exposure to “wraps” for protection is secondary and is relatively small   Diversified by monoline insurer  $2.5B of insurance covers 4,226 issues Municipal bonds: $1.921B (4,172 issues) Sub-prime asset-backed securities: $83M (26 issues) Home Equity Lines of Credit: $259M (16 issues)  If all securities were “unwrapped,” the 89.3% AAA/AA rating would become 88.2% AAA/AA rating*  INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 12/31/08)  * Estimate based on rating agency methodology

Investment Portfolio  INVESTMENT PORTFOLIO—MONOLINE INSURANCE COVERAGE (PERIOD END 12/31/08)  * Estimate based on rating agency methodology    AAA AA A BBB BB< NR Total Credit quality 78.2% 11.1% 4.9% 3.7% 1.1% 1.0% 100% Credit quality unwrapped* 78.1% 10.1% 5.9% 3.6% 1.0% 1.3% 100%  AAA & AA Combined Credit quality 89.3% Credit quality unwrapped* 88.2%

Investment Portfolio  TOTAL MONOLINE EXPOSURE (PERIOD END 12/31/08)  BOOK VALUE Subprime  HELOC  Municipal Auto Loan  Student Loan  Total   Insurer Rating   ($mm) # ($mm) # ($mm) # ($mm) # ($mm) # ($mm) % # Moody S&P FSA $22 3 $38 2 $732 1,501 $158 8    $950 38% 1,514 Aa3 AAA/*- MBIA $16 9 $66 3 $437 858 $10 1 $3 1 $532 21% 872 Baa1 AA AMBAC $37 9 $128 7 $255 603 $61 2    $481 19% 621 Baa1 A FGIC $8 5 $27 4 $11 21      $46 2% 30 Caa1 CCC Syncora     $265 680      $265 11% 680 Caa1 B CIFG     $144 374      $144 6% 374 B3 B RADIAN     $3 6      $3 0% 6 A3/*- A/*- Assured     $74 129     $74 3% 129 Aa2 AAA Total $83 26 $259 16 $1,921 4,172 $229 11 $3 1 $2,495  4,226 * - On Rating Watch  # - Number of cusips

Investment Portfolio APPENDIX

Investment Portfolio - Appendix The following is intended to provide a general overview of the terms, analysis and our monthly surveillance process used in the foregoing slides that discuss State Street Corporation’s (“State Street”) investment portfolio. As a general matter, the preceding slides summarize key performance statistics including credit enhancement and the stress analysis, as determined by State Street for each asset position. It should be noted that slides represent a point in time depiction and that results can fluctuate each month.  We place our securities into asset classes using industry standard nomenclature. Some of the asset classes detailed in the slides include government student loans (“Govt. student loans”), private student loans, credit cards, automobile and equipment (“Auto/equipment”), foreign residential mortgage-backed security (“Foreign RMBS”), collateralized loan obligations (“CLOs”), sub-prime mortgages (“Sub-prime”), Home Equity Line of Credit (“HELOC”), agency mortgage-backed security (“Agency MBS”), non-agency mortgage-backed security, non-alternative A (“Non-Agency MBS, Non-Alt-A”), non-agency mortgage-backed security, alternative A (“Non-Agency MBS, Alt-A”), and commercial mortgage-backed securities (“CMBS”).  As noted in the slides, State Street’s investment portfolio contains asset-backed securities (“ABS”) and mortgage-backed securities (“MBS”). ABS represent a secured interest in a pool of assets, while MBS represent ownership of an undivided interest in a group of mortgages. In evaluating each asset position for potential stressed future losses (“SFL”), State Street considers a number of factors including historical cumulative loss (“HCL”), average credit enhancement (“Avg. CE”), and State Street’s coverage amount (“Coverage”). The calculation of each of these factors is discussed in detail and with more specificity below.  SFL  Stressed future losses are State Street’s estimate of potential future losses under a stressed economic scenario. We can not provide a generic calculation applicable across all asset classes as our estimates for each asset class are unique and in many cases are not a calculation, but a figure based upon our subjective assessment of relevant worst case historical performance. In the cases where we calculate a projected loss ourselves we describe the calculation in the slides. As SFL can be based upon historical worst case scenarios, SFL will vary among the asset classes, which we describe in our slides. Certain assumptions made by State Street in estimating SFL for various asset classes are set forth below.  INFORMATION CONCERNING OUR INVESTMENT PORTFOLIO

Investment Portfolio - Appendix Government Student Loans:  Based on the average Sallie Mae Non-consolidation FFELP vintages 2001-2006.  Private Student Loans:  Based on forecasted private student loan gross default rates of 16% with a recovery rate of approximately 50%.  Credit Cards:  Based on the high end of industry projections for peak charge-offs in the current credit cycle. Most projections exceed the historical high of 7.5%.   Auto/Equipment:  Based on the worst annual cumulative net loss vintage (2001) going back to 1997 using 81% Barclay’s prime auto index, 18% Barclay’s near prime auto index, and 1% Barclay’s sub prime index, consistent with the split of the portfolio’s prime, near prime, and sub prime auto holdings after backing out deals wrapped by monoline insurers. This is combined with the worst experience of an agency international auto index on a 58% US, 42% non-US weighted basis.  Foreign RMBS:  Based on twice the worst annual cumulative net loss experience in the UK (1989).  CLOs:  Based on double the average annual speculative grade default rate of 3.5% with half of the long-term recovery rate on senior secured bank loans of 70%. The annual average default rate is from data covering security issuances from 1970-2005, and the average recover rate of 70% is from data covering issues from 1982-2005.  Subprime:  Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. A 60% severity rate for 2006 and 2007 vintages then applied to obtain the stressed future net loss.  HELOC:  Main assumptions include – 100% loss severity, projected loss rate of current 3-month average loss rate and projected payment rates at current 3-month average payment rates.

Agency MBS:  No losses are assumed due to implied (Fannie Mae and Freddie Mac) or explicit (Ginnie Mae) government guarantee.  Non-Agency MBS (Prime):  Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. An interpolated severity based on current LTV and a future negative HPA assumption.   Non-Agency MBS (Alt-A):  Calculated by applying projected loss assumptions to the remaining pool of mortgages based upon the stage within the delinquency pipeline, (i.e. current to foreclosure), to obtain a projected future gross loss. An interpolated severity based on current LTV and a future negative HPA assumption.   CMBS:  Based on the worst historical cumulative loss ever experienced by any one CMBS securitized deal.  U.S. RMBS:  Based on the July 2008 S&P cumulative Alt-A default rate curve.  U.S. RMBS-HELOC:  Main assumptions include – 100% loss severity, projected loss rate of current 3-month average loss rate and projected payment rates at current 3-month average payment rates.  AUS RMBS:  Based on twice the average cumulative mortgage insurance claims frequency of 0.72%.  UK RMBS:  Based on twice the worst annual cumulative net loss experience in the UK (1989).  European RMBS:  Based on the UK RMBS SFL as a proxy of the European market as a whole. Investment Portfolio - Appendix

Investment Portfolio - Appendix HCL  Historical cumulative loss is determined by State Street based upon data obtained from third party providers.  Avg. CE  Credit enhancement is determined by State Street based upon data obtained from third party providers. CE can include excess spread for the most recent year, over-collateralization, cash reserves, and subordination.  Coverage  Coverage is calculated by dividing CE by SFL, which results in the coverage multiple. Coverage is provided as a measure of excess enhancement above our projected future losses under a stressed economic scenario.   As noted above and in the slides, in performing these calculations we collect and use information provided by third party providers. The information we used to create these slides included information from the latest surveillance reports that included data from servicer reports received during the most recent month. Third party sources use assumptions, judgments and estimates in determining data, and different third parties may provide different data. It should be noted that certain securities report on a quarterly vs. monthly basis. For those securities, the most recent available information was used. It should be noted that industry information, rather than portfolio experience was used in certain instances where industry information resulted in a more conservative approach. State Street does not independently verify the data obtained from third party providers that is used in determining and estimating SFL, HCL, Avg. CE and Coverage and the information is subject to the risk of inaccuracy. As noted above and in the slides, State Street’s estimates are based upon various subjective assumptions, and there is no assurance that these assumptions accurately predict maximum potential or likely future losses.